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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2003

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                         000-21039              52-1975978
-------------------------------        ----------------      -------------------
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)


     1100 Wilson Boulevard Suite 2500 Arlington, VA              22209
     ----------------------------------------------            ----------
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

On December 3, 2003, Strayer Education, Inc. announced that it had declared its regular quarterly common stock cash dividend for the Fourth Quarter in the amount of $0.065 per share payable on January 22, 2004 to all holders of record on January 8, 2004. The December 3, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit  99.01   Press Release Dated December 3, 2003








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--------------------------------------------------------------------------------
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Strayer Education, Inc.
Date:  December 16, 2003      By: /s/ Mark C. Brown
                              ---------------------
                              Mark C. Brown
                              Senior Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
----------------           --------------------------
99.01                      Press Release dated December 3, 2003







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--------------------------------------------------------------------------------
                                                                   EXHIBIT 99.01
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
                                           CONTACT:   MARK C. BROWN
                                                      CHIEF FINANCIAL OFFICER
                                                      STRAYER EDUCATION, INC.
                                                      (703) 247-2514

                                                      SONYA UDLER
                                                      VICE PRESIDENT
                                                      CORPORATE COMMUNICATIONS
                                                      STRAYER EDUCATION, INC.
                                                      (703) 247-2517
                                                      SONYA.UDLER@STRAYER.EDU

   STRAYER EDUCATION, INC. ANNOUNCES FOURTH QUARTER COMMON STOCK CASH DIVIDEND

ARLINGTON, VA., DECEMBER 3, 2003 -- Strayer Education, Inc. (Nasdaq: STRA) today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.065 per common share ($0.26 annually) for the quarter ending December 31, 2003. The dividend is payable on January 22, 2004 to shareholders of record as of January 8, 2004.

Strayer Education, Inc. (Nasdaq: STRA) is an education services holding company that owns Strayer University and certain other assets. Strayer's mission is to make higher education achievable and convenient for working adults in today's economy. Strayer University is a proprietary institution of higher learning that offers undergraduate and graduate degree programs in business administration, accounting, and information technology to more than 20,000 working adult students at 25 campuses in Maryland, North Carolina, Pennsylvania, Tennessee, Virginia and Washington, D.C. and worldwide via the Internet through Strayer University Online. Strayer University is committed to providing an education that prepares working adult students for advancement in their careers and professional lives. Founded in 1892, Strayer University is accredited by the Middle States Commission on Higher Education.

For more information on Strayer Education, Inc., visit www.strayereducation.com and for Strayer University visit www.strayer.edu.




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